CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert Abenante, hereby certifies, pursuant to Section 906 of the Sarbanes‐Oxley Act of 2002, that

1.	the quarterly report on Form 10-Q of Blox, Inc. for the period ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Blox, Inc.

Date:    November 14, 2014

By:	/s/ Robert Abenante
Name:	Robert Abenante
Title:	President and Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Rick Low, hereby certifies, pursuant to Section 906 of the Sarbanes‐Oxley Act of 2002, that

1.	the quarterly report on Form 10-Q of Blox, Inc. for the period ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10‐Q fairly presents, in all material respects, the financial condition and results of operations of Blox, Inc.

Date:    November 14, 2014

By:	/s/ Rick Low
Name:	Rick Low
Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)